Primary Fund

U.S. Government Fund

U.S. Treasury Fund

Reserve Liquid Performance Money Market Fund

of The Reserve Fund

Supplement dated November 30, 2007

to Prospectus

dated September 28, 2007

The second sentence of the section entitled “How to Buy Shares - Calculation of Net Asset Value” on page 16 of the Prospectus is replaced in its entirety with the following:

The cut-off times are 8:30 a.m., 9:00 a.m., thereafter hourly up to and including 5:00 p.m. Eastern Time for the Primary Fund, U.S. Government Fund and Reserve Liquid Performance Money Market Fund and 8:30 a.m., 9:00 a.m., thereafter hourly up to and including 2:00 p.m. Eastern Time for the U.S. Treasury Fund.

The last paragraph of the section entitled “How to Buy Shares - Payment for Shares” on page 18 of the Prospectus is replaced in its entirety with the following:

Your order will be priced at the respective Fund’s NAV calculated on the day of receipt if we, or an authorized financial intermediary who has a sales agreement with the Funds’ distributor, receive your properly completed order before the cut-off time and your payment by federal wire is received on the same day, and you will earn dividends beginning on that day. If you pay for shares by check, your order will be priced at the NAV calculated on the day we, or an authorized financial intermediary who has a sales agreement with the Funds’ distributor, receive your properly completed order and your payment by check before the cut-off time. Share purchases by check begin earning dividends when the check is converted into federal funds (normally the business day after the check is received). Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

The first paragraph of the section entitled “How to Sell Shares” on page 20 of the Prospectus is replaced in its entirety with the following:

You may redeem your shares on any day that the Funds’ NAV is calculated. Shares will be redeemed at the next NAV determined after a redemption request, by telephone or in writing, is received by a Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of the Funds’ NAV on any day will be redeemed at the NAV calculated on the next business day. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

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Any contrary disclosure in the Funds’ Prospectus should be ignored. Specifically, the seventh sentence under “How to Buy Shares - Calculation of Net Asset Value” on page 16 of the Prospectus and the third sentence in the second paragraph under the section entitled “Dividends & Taxes” on page 27 of the Prospectus do not apply.

Shareholders should retain this Supplement for future reference.